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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C. 20549

                               FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported)   January 6, 1998
                                                  -----------------------------

                            PINNACLE MICRO, INC.
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          (Exact name of registrant as specified in its charter)


      California                       0-21892                  33-0238563
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)


                  140 Technology, Irvine, California               92618
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (714) 789-3000
                                                   ----------------------------


                   19 Technology, Irvine, California  92618
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        (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT.

     Effective January 6, 1998, BDO Seidman, LLP resigned as the independent auditors for Pinnacle Micro, Inc. (the "Company"). The Company has retained the firm of Scott, Bankhead & Co., based in Newport Beach, California, to replace BDO Seidman, LLP as its principal accountants to audit the Company's financial statements. The appointment of Scott, Bankhead & Co. as the Company's accountants was approved by both the Board of Directors and Audit Committee of the Company.

     To the Company's knowledge, during the Company's two most recent fiscal years and the subsequent interim period before the resignation of BDO Seidman, LLP, there have been no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to BDO Seidman, LLP's satisfaction, would have caused in to make a reference to the subject matter of the disagreement in connection with its report. BDO Seidman, LLP's report on the Company's financial statements for the two most recent fiscal years did not contain any adverse opinion and was not qualified as to uncertainty, audit scope, or accounting principles.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     Exhibit No.               Description
     -----------               -----------

        16              Letter of BDO Seidman, LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                        PINNACLE MICRO, INC.


                                        --------------------------------------
January ____, 1998                      William Blum, Chief Executive Officer



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                                 EXHIBIT INDEX

                                                                 Sequentially
                                                                 Numbered
Exhibit No.                 Description                          Page
-----------                 -----------                          ------------

    16              Letter of BDO Seidman, LLP ................




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